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                              VAN KAMPEN PACE FUND

                     SUPPLEMENT DATED JUNE 30, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED OCTOBER 31, 2003

     The Prospectus is hereby supplemented as follows:

     The section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT. The Fund's portfolio is managed by the Adviser's U.S. Growth team. The team is made up of established investment professionals. Current members of the team include Dennis Lynch, a Managing Director of the Adviser, David Cohen, an Executive Director of the Adviser, and Sam Chainani, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   PACE SPT 6/04
                                                                    65078 SPT-01